Exhibit 99.1
[WaveRider Letterhead]
--------------------------------------------------------------------------------

                                                                NEWS RELEASE
WaveRider Communications Inc.                      All values expressed in $U.S.
(OTC BB: WAVR)

              WaveRider Communications Inc. reports Q2 2005 results
                    -- New product introductions help drive 30% sequential quarterly revenue growth --

TORONTO, August 4, 2005 - WaveRider Communications Inc. (OTC BB: WAVR), a leading global provider of fixed wireless Internet access products, today reported revenues of (U.S.) $2,780,581 for its fiscal quarter ended June 30, 2005, compared to revenues of $2,139,563 for first quarter of 2005 and $2,412,516 for the second quarter of 2004. Revenues for the six months ended June 30, 2005 were $4,920,144, compared to revenues of $4,718,737 for the six months ended June 30, 2004.

Net loss for the three months ended June 30, 2005 totaled $827,455, or $0.03 per share, compared to a loss of $726,683, or $0.04 per share for the period ended March 31, 2005 and $2,010,858, or $0.14 per share, for the three months ended June 30, 2004. The net losses for the three months ended June 30, 2005, March 31, 2005 and June 30, 2004 included non-cash financing expenses, resulting from the conversion of debentures to common stock, in the amount of $457,762, $279,023 and $574,159, respectively.

 "Significant progress was made this quarter in the evolution and enhancement of our products," said Charles Brown, Chief Executive Officer, WaveRider Communications Inc. "Growing customer acceptance and demand for our EUM3006 integrated outdoor modem and our new `plug and play' EUM3005 modem, which was introduced in June, fuelled our growth. In addition, we continue to commercialize our new family of non-line-of sight MobileWAN products. Several customers are now supporting our MobileWAN beta-trial efforts and are fully testing the feature sets of our new mobile customer terminal, the MMT9000, scheduled for release in Q3."

"With the introduction of our MobileWAN product family to complement our LMS4000 product family, WaveRider provides even more flexibility for high-speed, non-line-of-sight wireless connections that deliver voice, data and streaming video applications. Our product roster now provides our customers with the capability to establish both fixed and mobile wireless networks, and to offer a mix of indoor and outdoor user self-installed customer premise equipment," added Brown.

"The second quarter of 2005 saw the Company achieve both quarterly and annual revenue growth." said Scott Worthington, Chief Financial Officer, WaveRider Communications Inc. "The growth in demand combined with product introduction issues and increasing lead times for procuring parts did, however, result in a restricted supply of these products at the end of the quarter. We expect these product supply issues may continue through the third quarter."

"As we have discussed in the past, while we have a long-term plan that we believe will allow us to achieve profitability and cash flow positive operations, we continue to believe that we will need to raise additional funds in 2005 to meeting our current and future financial commitments until we reach positive cash flows from operations," added Worthington.

2/ WaveRider Communications Inc. reports second quarter 2005 results ...


                          WaveRider Communications Inc.

                           CONSOLIDATED BALANCE SHEETS
                                (in U.S. dollars)

                                                                                    June 30,         December 31,
                                                                                      2005               2004
                                                                                  --------------    --------------
                                                                                   (Unaudited)        (Audited)
ASSETS

Current assets:
    Cash and cash equivalents                                                      $     690,880     $   1,291,822
    Restricted cash                                                                      100,000           100,000
    Accounts receivable, less allowance for doubtful accounts                          1,402,220         1,056,103
    Inventories                                                                          474,589           943,644
    Prepaid expenses and other assets                                                    157,086           145,805
                                                                                   -------------    --------------

                  Current assets                                                       2,824,775         3,537,374

Property, plant and equipment, net                                                       220,425           295,063
                                                                                   -------------    --------------

                                                                                   $   3,045,200    $    3,832,437
                                                                                   =============    ==============

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
    Accounts payable and accrued liabilities                                       $   2,021,116    $    2,080,064
    Deferred revenue                                                                     514,571           407,639
    Current portion of obligations under capital lease                                     2,213             2,781
                                                                                   -------------    --------------

                  Current liabilities                                                  2,537,900         2,490,484

Convertible debentures, net of discount                                                1,267,082         1,506,322
Obligations under capital lease                                                              500             1,854
                                                                                   -------------    --------------

                  Total liabilities                                                    3,805,482         3,998,660
                                                                                   -------------    --------------

Shareholders' deficit:

    Preferred Stock, $0.01 par value per share:
       issued and outstanding Nil shares in 2005 and 2004                                      -                 -
    Common Stock, $0.001 par value per share:
       issued and outstanding - 25,425,748 shares at June 30, 2005 and
       16,571,732 shares at December 31, 2004                                             25,425            16,572
    Additional paid-in capital                                                        90,767,229        89,582,484
    Other equity                                                                       4,884,187         5,134,928
    Accumulated other comprehensive loss                                                (320,017)         (337,239)
    Accumulated deficit                                                              (96,117,106)      (94,562,968)
                                                                                   -------------    --------------

                  Total shareholders' deficit                                           (760,282)         (166,223)
                                                                                   -------------    --------------

                                                                                   $   3,045,200    $    3,832,437
                                                                                   =============    ==============

3/ WaveRider Communications Inc. reports second quarter 2005 results /...

                          WaveRider Communications Inc.

         CONSOLIDATED STATEMENTS OF LOSS, DEFICIT AND COMPREHENSIVE LOSS
                                (in U.S. dollars)

                                                              Three Months ended               Six Months ended
                                                          June 30           June 30        June 30        June 30
                                                           2005              2004           2005           2004
                                                        (Unaudited)       (Unaudited)    (Unaudited)    (Unaudited)
                                                       --------------     ------------   --------------    ------------
CONSOLIDATED STATEMENT OF LOSS

REVENUE

Product revenue                                        $    2,362,598     $  1,757,040   $    4,107,447    $  3,653,567
Service revenue                                               417,983          655,476          812,697       1,065,170
                                                       --------------     ------------   --------------    ------------

                                                            2,780,581        2,412,516        4,920,144       4,718,737
                                                       --------------     ------------   --------------    ------------

COST OF REVENUE

Product revenue                                             1,646,941        1,389,254        2,848,970       2,607,021
Service revenue                                               228,872          377,425          449,406         642,528
                                                       --------------     ------------   --------------    ------------

                                                            1,725,813        1,766,679        3,298,376      3,249,549
                                                       --------------     ------------   --------------    -----------

GROSS MARGIN                                                  904,768          645,837        1,621,768       1,469,188
                                                       --------------     ------------   --------------    ------------

EXPENSES

Selling, general and administration                         1,043,643        1,477,161        2,054,374       2,749,791
Research and development                                      149,484          365,750          260,340         854,794
Depreciation and amortization                                  50,758           93,493           84,712         188,723
Bad debt expense                                               15,763           15,000           18,599          16,740
                                                       --------------     ------------   --------------    ------------

                                                            1,259,648        1,951,404        2,418,025       3,810,048
                                                       --------------     ------------   --------------    ------------

LOSS FROM OPERATIONS                                         (354,880)      (1,305,567)        (796,257)     (2,340,860)
                                                       --------------     ------------   --------------    ------------

NON-OPERATING EXPENSES (INCOME)

Interest expense                                              474,894          584,012          754,476       1,101,070
Foreign exchange loss                                             672          121,801            9,639         150,097
Interest income                                                (2,991)            (522)          (6,234)         (2,619)
                                                       --------------     ------------   ---------------   ------------

                                                              472,575          705,291           757,881       1,248,548
                                                       --------------     ------------   ---------------   -------------

NET LOSS                                               $     (827,455)    $ (2,010,858)  $   (1,554,138)   $ (3,589,408)
                                                       ==============     ============   ===============   ============

BASIC AND FULLY DILUTED LOSS PER SHARE                 $        (0.03)    $      (0.14)  $        (0.07)   $      (0.24)
                                                       ==============     ============   ===============   ============

Weighted Average Number of Common Shares                   24,651,593       14,740,669       21,265,643      14,670,299
                                                       ==============     ============   ==============    ============

------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF DEFICIT

OPENING DEFICIT                                           (95,289,651)     (89,840,849)     (94,562,968)    (88,262,299)

NET LOSS FOR THE PERIOD                                      (827,455)      (2,010,858)      (1,554,138)     (3,589,408)
                                                       --------------     ------------   --------------    ------------


CLOSING DEFICIT                                        $  (96,117,106)    $(91,851,707)  $  (96,117,106)   $(91,851,707)
                                                       ==============     ============   ==============    ============

------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

NET LOSS FOR THE PERIOD                                      (827,455)      (2,010,858)      (1,554,138)     (3,589,408)

OTHER COMPREHENSIVE INCOME

    Cumulative translation adjustment                          10,758           69,628           17,222           63,449
                                                       --------------     ------------   --------------    -------------

COMPREHENSIVE LOSS                                     $     (816,697)    $ (1,941,230)  $   (1,536,916)   $ (3,525,959)
                                                        =============     ============   ===============   ============

4/ WaveRider Communications Inc. reports second quarter 2005 results


About WaveRider Communications Inc.
WaveRider Communications Inc. (www.waverider.com) is a leader in broadband wireless deployments and technologies. WaveRider's Last Mile Solution(R) non-line-of-sight 900 MHz and 5.8 GHz networks enable communications providers to establish full-saturation coverage networks, deliver advanced communications services, and generate a rapid return on their investment. WaveRider is committed to the development of standards-based wireless technologies that support advanced applications and address the needs of the North American and International markets. WaveRider is traded on the OTC Bulletin Board, under the symbol WAVR.
                                      -30-
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Except for the historical statements made herein, this release contains forward-looking statements that involve risks and uncertainties including the risks associated with the effect of changing economic conditions, trends in the development of the Internet as a commercial medium, market acceptance risks, realizing expected revenue, technological development risks, and seasonality. Risk factors also include the company's ability to secure additional financing; the company's ability to commercialize its products; the company's ability to compete successfully in the future against existing or new competitors; the company's ability to protect its intellectual property and the assurance that the rights granted under patents or copyrights that may be issued will provide sufficient protection to its intellectual property rights; the company's success in enhancing existing products and developing new products to keep up with the technological advances in the data communications industry; the continued availability of the license-exempt spectrum which is based on regulation by U.S. and foreign governments; the company's ability to avoid significant product liability exposure; the company's dependence on a limited number of third party manufacturers; the company's ability to execute its business plan and generate an overall profit and other risk factors detailed in the Company's filings with the Securities and Exchange Commission, including the company's annual report on Form 10-KSB as amended. Due to these factors, actual results could differ materially from those expressed in forward-looking statements by the company.

WaveRider Contact:
Scott Worthington, Chief Financial Officer
416.502.3200
(corpcomm@waverider.com)